UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Lord Abbett Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of LORD ABBETT LIMITED
DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND to be held on 11/9/07.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Proxy Statement
To view this material, have your 12-digit Control # available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/26/07.

To request material:	Internet: www.investorEconnect.com	Telephone: 1-800-579-1639	**Email: sendmaterial@investorEconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12-Digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11717

LORD ABBETT FUNDS

Vote In Person

Should you choose to vote these shares in person at the
meeting you must request a copy of the materials. Many

shareholder meetings have attendance requirements

including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for

meeting attendance.

Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.
1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD,

Vote By Telephone In addition, the proxy materials provide instructions on how to vote by telephone.

7-NY
8-11717

The Meeting of Shareholders of LORD ABBETT LIMITED DURATION U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND as of 8/15/07 is to be held on 11/9/07 at 9:00 a.m. EST

at:	Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302-3973

For directions to the shareholder meeting, please call: 1-888-522-2388

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number
can be found on the following page(s) next to the label Control Number or	in the box next to the arrow
Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.

Voting items

LORD ABBETT INVESTMENT TRUST (THE “TRUST”)

LORD ABBETT LIMITED DURATION U.S. GOVERNMENT &

GOVERNMENT SPONSORED ENTERPRISES FUND (THE “FUND”)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL

BELOW AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

The Board of Trustees of the Trust recommends voting in favor of the following proposals:

1. To change the Fund’s investment objective.

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE
PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

CONTROL#	0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS		Acct #XXXXXXXXXXXXX
ATTENTION:		SHARESXXXXXXXXXXX
TEST PRINT		Cusip
51 MERCEDES WAY		P99999-010
EDGEWOOD, NY		12
11717		15 # OF #

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of LORD ABBETT
U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND to be held on 11/9/07.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Proxy Statement
To view this material, have your 12-digit Control # available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/26/07.

To request material:	Internet: www.investorEconnect.com	Telephone: 1-800-579-1639	**Email: sendmaterial@investorEconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12-Digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11717

LORD ABBETT FUNDS

Vote In Person

Should you choose to vote these shares in person at the
meeting you must request a copy of the materials. Many

shareholder meetings have attendance requirements

including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for

meeting attendance.

Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.
1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT 5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY 8-11717

Vote By Telephone In addition, the proxy materials provide instructions on how to vote by telephone.

P9999-10 12 15 # OF #

The Meeting of Shareholders of LORD ABBETT U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES FUND as of 8/15/07 is to be held on 11/9/07 at 9:00 a.m. EST

at:	Lord, Abbett & Co. LLC
90 Hudson Street
Jersey City, NJ 07302-3973

For directions to the shareholder meeting, please call: 1-888-522-2388

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

To revoke your consent you will need the 12-digit control number for each account you choose to revoke. The 12-digit control number
can be found on the following page(s) next to the label Control Number or	in the box next to the arrow	P99999-019 12 15 # OF #
Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.

Voting items

LORD ABBETT INVESTMENT TRUST (THE“TRUST”)

LORD ABBETT U.S. GOVERNMENT &

GOVERNMENT SPONSORED ENTERPRISES FUND (THE “FUND”)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE
WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR EACH PROPOSAL
BELOW AND FOR ANY OTHER MATTERS AS DEEMED APPROPRIATE.

The Board of Trustees of the Trust recommends voting in favor of each of the following proposals:

1. To change the Fund’s investment objective.

2. To eliminate a fundamental investment restriction of the Fund.

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE
PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

CONTROL#	0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS		Acct #XXXXXXXXXXXXX
ATTENTION:		SHARESXXXXXXXXXXX
TEST PRINT		Cusip
51 MERCEDES WAY		P99999-010
EDGEWOOD, NY		12
11717		15 # OF #

02 0000000000 999999999999

NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
12
15
# OF #